TMI HOLDINGS, INC.

                          2003 OMNIBUS SECURITIES PLAN
                          ----------------------------

                                TABLE OF CONTENTS
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                                                                            Page
                                                                            ----

SECTION 1.  PURPOSE.                                                           1

SECTION 2.  DEFINITIONS.                                                       1

     (a)   "Award"                                                             1
     (b)   "Board  of  Directors"                                              1
     (c)   "Change  in  Control"                                               1
     (d)   "Code"                                                              1
     (e)   "Committee"                                                         1
     (f)   "Common-Law  Employee"                                              1
     (g)   "Company"                                                           2
     (h)   "Employee"                                                          2
     (i)   "Exchange  Act"                                                     2
     (j)   "Exercise  Price"                                                   2
     (k)   "Fair  Market  Value"                                               2
     (l)   "Incentive  Stock  Option"  or  "ISO"                               2
     (m)   "Nonstatutory  Option"  or  "NSO"                                   2
     (n)   "Offeree"                                                           2
     (o)   "Option"                                                            3
     (p)   "Optionee"                                                          3
     (q)   "Outside  Director"                                                 3
     (r)   "Participant"                                                       3
     (s)   "Plan"                                                              3
     (t)   "Plan  Year"                                                        3
     (u)   "Purchase  Price"                                                   3
     (v)   "Restricted  Share"                                                 3
     (w)   "Service"                                                           3
     (x)   "Share"                                                             3
     (y)   "Stock"                                                             3
     (z)   "Stock  Award  Agreement"                                           3
     (aa)  "Stock  Option  Agreement"                                          3
     (bb)  "Stock  Purchase  Agreement"                                        3
     (cc)  "Subsidiary"                                                        3
     (dd)  "Total  and  Permanent  Disability"                                 3
     (ee)  "W-2  Payroll"                                                      3

SECTION 3.  ADMINISTRATION.                                                    4

     (a)   Committee  Membership                                               4
     (b)   Committee  Procedures                                               4
     (c)   Committee  Responsibilities                                         4
     (d)   Committee  Liability                                                4
     (e)   Financial  Reports                                                  4

SECTION 4.  ELIGIBILITY.                                                       4

     (a)   General  Rule                                                       4
     (b)   Ten-Percent  Shareholders                                           4

     (c)   Attribution  Rules                                                  5
     (d)   Outstanding  Stock                                                  5

SECTION 5.  STOCK  SUBJECT  TO  PLAN.                                          5

     (a)   Basic  Limitation                                                   5
     (b)   Additional  Shares                                                  5

SECTION 6.  TERMS  AND  CONDITIONS  OF  AWARDS  OR  SALES.                     5

     (a)   Stock  Purchase  Agreement                                          5
     (b)   Duration  of  Offers                                                5
     (c)   Purchase  Price                                                     5
     (d)   Payment  for  Shares                                                6
     (e)   Exercise  of  Awards  on  Termination  of  Service                  6

SECTION 7.  ADDITIONAL  TERMS  AND  CONDITIONS  OF  RESTRICTED                 6

     (a)   Form  and  Amount  of  Award                                        6
     (b)   Exercisability                                                      6
     (c)   Effect  of  Change  in  Control                                     6
     (d)   Voting  Rights                                                      7

SECTION 8.  TERMS  AND  CONDITIONS  OF  OPTIONS.                               7

     (a)   Stock  Option  Agreement                                            7
     (b)   Number  of  Shares                                                  7
     (c)   Exercise  Price                                                     7
     (d)   Exercisability                                                      7
     (e)   Effect  of  Change  in  Control                                     7
     (f)   Term                                                                7
     (g)   Exercise  of  Options  on  Termination  of  Service                 7
     (h)   Payment  of  Option  Shares                                         8
     (i)   No  Rights  as  a  Shareholder                                      8
     (j)   Modification,  Extension  and  Assumption  of  Options              8

SECTION 9.  ADJUSTMENT  OF  SHARES.                                            8
     (a)   General                                                             8
     (b)   Reorganizations                                                     9
     (c)   Reservation  of  Rights                                             9

SECTION 10.  WITHHOLDING  TAXES.                                               9
     (a)   General                                                             9
     (b)   Share  Withholding                                                  9
     (c)   Cashless  Exercise/Pledge                                           9
     (d)   Other  Forms  of  Payment                                           9

SECTION 11.  ASSIGNMENT  OR  TRANSFER  OF  AWARDS.                             9

     (a)   General                                                             9
     (b)   Trusts                                                              9

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SECTION  12.  LEGAL  REQUIREMENTS.                                            10

SECTION  13.  NO  EMPLOYMENT  RIGHTS.                                         10

SECTION  14.  DURATION  AND  AMENDMENTS.                                      10

     (a)   Term  of  the  Plan                                                10
     (b)   Right  to  Amend  or  Terminate  the  Plan                         10
     (c)   Effect  of  Amendment  or  Termination                             10

                               TMI HOLDINGS, INC.
                               ------------------

                           2003 OMNIBUS SECURITES PLAN
                           ---------------------------

SECTION  1. PURPOSE.
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     The  purpose  of  the  TMI Holdings, Inc. 2003 Omnibus Securities Plan (the
"Plan") is to offer selected employees, directors and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, to encourage such selected persons to remain in the employ of the Company, and to attract new employees with outstanding qualifications. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares and Options (which may constitute Incentive Stock Options or Nonstatutory Stock Options) as well as the direct award or sale of Shares of the Company's Common Stock. Awards may be granted under this Plan in reliance upon federal and state securities law exemptions.

SECTION  2. DEFINITIONS.
----------- -----------

     (a)     "Award" shall  mean  any  award of  an Option,  Restricted Share or
              -----
other right under the Plan.

     (b)     "Board  of  Directors" shall  mean  the  Board of Directors of  the
              --------------------
Company, as constituted from time to time.

     (c)     "Change  in  Control"  shall  mean:
              -------------------

          (i) The consummation of a merger, consolidation, sale of the Company's stock, or other reorganization of the Company (other than a reincorporation of the Company), if after giving effect to such merger, consolidation or other reorganization of the Company, the stockholders of the Company immediately prior to such merger, consolidation or other reorganization do not represent a majority interest of the holders of voting securities (on a fully diluted basis) with the ordinary voting power to elect directors of the surviving or resulting entity after such merger, consolidation or other reorganization; or

          (ii) The sale of all or substantially all of the assets of the Company to a third party who is not an affiliate of the Company.

          (iii) The term Change in Control shall not include: (a) a transaction the sole purpose of which is to change the state of the Company's incorporation, or (b) the Company's initial public offering.

     (d)     "Code" shall  mean the Internal Revenue Code  f  1986, as  amended.
              ----

     (e)     "Committee" shall  mean  a  committee  of  the  Board  of Directors
              ---------
which  is  authorized  to  administer  the  Plan  under  Section  3.

     (f)     "Common-Law  Employee" shall  mean  an  individual  paid  from  W-2
              --------------------
Payroll of the Company or a Subsidiary. If, during any period, the Company (or Subsidiary, as applicable) has not treated an individual as a Common-Law Employee and, for that reason, has not paid such individual in a manner which results in the issuance of a Form W-2 and withheld taxes with respect to him or her, then that individual shall not be an eligible Employee for that period, even if any person, court of law or government agency determines, retroactively, that that individual is or was a Common-Law Employee during all or any portion of that period.

     (g)     "Company" shall  mean  TMI  Holdings,  Inc., a Florida corporation.
              -------

     (h)     "Employee"  shall  mean  (i)  any individual  who  is  a Common-Law
              --------
Employee of the Company or of a Subsidiary, (ii) a member of the Board of Directors, including (without limitation) an Outside Director, or an affiliate of a member of the Board of Directors, (iii) a member of the board of directors of a Subsidiary, or (iv) an independent contractor who performs services for the Company or a Subsidiary. Service as a member of the Board of Directors, a member of the board of directors of a Subsidiary or an independent contractor shall be considered employment for all purposes of the Plan except the second sentence of
Section  4(a).

     (i)     "Exchange  Act" means  the  Securities and Exchange  Act  of  1934,
              -------------
     as  amended.

     (j)     "Exercise  Price" shall  mean the amount for which one Share may be
              ---------------
     purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

     (k)     "Fair  Market Value" means the market price of  Shares,  determined
              -------------------
by the Committee as follows:

          (i) If the Shares were traded over-the-counter on the date in question but were not traded on the Nasdaq Stock Market or the Nasdaq National Market System, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Shares are quoted or, if the Shares are not quoted on any such system, by the "Pink Sheets" published by the National Quotation Bureau, Inc.;

          (ii) If the Shares were traded over-the-counter on the date in question and were traded on the Nasdaq Stock Market or the Nasdaq National Market System, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by the Nasdaq Stock Market or the Nasdaq National Market;

          (iii) If the Shares were traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

          (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

     In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

     (l)     "Incentive  Stock Option" or "ISO" shall mean an employee incentive
              ------------------------------------
 stock option described in Code section 422(b).

     (m)     "Nonstatutory  Option"  or  "NSO"  shall  mean  an  employee  stock
              --------------------------------
option  that  is  not  an  ISO.

     (n)     "Offeree" shall  mean  an  individual  to  whom  the  Committee has
              -------
offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

     (o)     "Option"shall  mean  an  Incentive  Stock  Option  or  Nonstatutory
              ------
Option  granted  under  the  Plan  and  entitling the holder to purchase Shares.

     (p)     "Optionee" shall  mean  an  individual  or  estate  who  holds   an
              --------
Option.

     (q)     "Outside  Director" shall  mean  a  member of  the Board who is not
              -----------------
a  Common-Law  Employee  of  the  Company  or  a  Subsidiary.

     (r)     "Participant" shall  mean  an  individual  or  estate  who holds an
              -----------
Award.

     (s)     "Plan"  shall  mean  this  2003  Omnibus  Securities  Plan  of  TMI
              ----
Holdings,  Inc.

     (t)     "Plan  Year  shall  mean  any  twelve (12) month period (or shorter
              ----------
period during the final year of this Plan) commencing May 1 during the term of this Plan.

     (u)     "Purchase  Price" shall mean the  consideration for which one Share
              ---------------
may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

     (v)     "Restricted  Share" shall  mean  a  Share  sold  or  granted  to an
              -----------------
eligible Employee which is nontransferable and subject to substantial risk of forfeiture until restrictions lapse.

     (w)     "Service" shall  mean  service  as  an  Employee.
              -------

     (x)     "Share" shall  mean one  share  of Stock, as adjusted in accordance
              -----
with  Section  9  (if  applicable).

     (y)     "Stock" shall  mean  the  common  stock  of  the  Company.
              -----

     (z)     "Stock  Award  Agreement"  shall  mean  the  agreement  between the
              -----------------------
Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Share.

     (aa)     "Stock  Option  Agreement"  shall  mean the agreement  between the
               ------------------------
Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

     (bb)     "Stock  Purchase  Agreement" shall mean the agreement between  the
               --------------------------
Company and an Offeree who acquires Shares under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

     (cc)     "Subsidiary" means any  corporation (other  than  the  Company) in
               ----------
an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

     (dd)     "Total  and  Permanent  Disability" means  that  the  Optionee  is
               ---------------------------------
unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

     (ee)     "W-2  Payroll"  means  whatever  mechanism or procedure  that  the
               ------------
Company or a Subsidiary utilizes to pay any individual which results in the issuance of Form W-2 to the individual. "W-2 Payroll" does not include any mechanism or procedure which results in the issuance of any form other than a Form W-2 to an individual, including, but not limited to, any Form 1099 which may be issued to an independent contractor, an agency employee or a consultant. Whether a mechanism or procedure qualifies as a "W-2 Payroll" shall be determined in the absolute discretion of the Company (or Subsidiary, as applicable), and the Company or Subsidiary determination shall be conclusive and binding on all persons.

SECTION  3. ADMINISTRATION.
----------- --------------

     (a)     Committee  Membership.  The  Plan  shall  be  administered  by  the
             ---------------------
Compensation Committee (the "Committee") appointed by the Company's Board of Directors and comprised of at least two or more Outside Directors (although Committee functions may be delegated to officers to the extent the awards relate to persons who are not subject to the reporting requirements of Section 16 of the Exchange Act). If no Committee has been appointed, the entire Board shall constitute the Committee.

     (b)     Committee  Procedures.  The Board of Directors shall designate  one
             ---------------------
of the members of the Committee as chairperson. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

     (c)     Committee  Responsibilities.  The Committee  has  and may  exercise
             ---------------------------
such power and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. The Committee has authority in its discretion to determine eligible Employees to whom, and the time or times at which, Awards may be granted and the number of Shares subject to each Award. Subject to the express provisions of the respective Award agreements (which need not be identical) and to make all other determinations necessary or advisable for Plan administration, the Committee has authority to prescribe, amend, and rescind rules and regulations relating to the Plan. All interpretations, determinations, and actions by the Committee will be final, conclusive, and binding upon all persons.

     (d)     Committee  Liability.  No  member  of  the  Board  or the Committee
             --------------------
will be liable for any action or determination made in good faith by the Committee with respect to the Plan or any Award made under the Plan.

     (e)     Financial  Reports.  To  the extent required by applicable law, and
             ------------------
not less often than annually, the Company shall furnish to Offerees, Optionees and Shareholders who have received Stock under the Plan its financial statements including a balance sheet regarding the Company's financial condition and results of operations, unless such Offerees, Optionees or Shareholders have duties with the Company that assure them access to equivalent information. Such financial statements need not be audited.

SECTION  4. ELIGIBILITY.
----------- ----------

     (a)     General  Rule.  Only  Employees  shall  be eligible for designation
             -------------
as Participants by the Committee. In addition, only individuals who are employed as Common-Law Employees by the Company or a Subsidiary shall be eligible for the grant of ISOs.

     (b)     Ten-Percent  Shareholders.  An  Employee  who  owns  more  than ten
             -------------------------
percent (10%) of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for designation as an Offeree or Optionee unless (i) the Exercise Price for an ISO (and a NSO to the extent required by applicable law) is at least one hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant, (ii) if required by applicable law, the Purchase Price of Shares is at least one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, and
(iii) in the case of an ISO, such ISO by its terms is not exercisable after the expiration of five years from the date of grant.

     (c)     Attribution  Rules.  For  purposes  of  Subsection  (b)  above,  in
             ------------------
determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for his brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such Employee holds an Option shall not be counted.

     (d)     Outstanding   Stock.  For   purposes   of   Subsection  (b)  above,
             ------------------
"outstanding stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding Stock" shall not include shares authorized for issuance under outstanding Options held by the Employee or by any other person.

SECTION  5.  STOCK  SUBJECT  TO  PLAN.
-------------------------------------

     (a)     Basic  Limitation.   Shares  offered   under   the  Plan  shall  be
             -----------------
authorized but unissued Shares. Subject to Sections 5(b) and 9 of the Plan, the aggregate number of Shares which may be issued or transferred as common stock pursuant to an Award under the Plan shall not exceed 140,000.

     In any event, the number of Shares which are subject to Awards or other rights outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

     (b)     Additional  Shares.  In  the  event  that  any  outstanding  Option
             ------------------
or other right for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. If a Restricted Share is forfeited before any dividends have been paid with respect to such Restricted Share, then such Restricted Share shall again become available for award under the Plan.

SECTION  6. TERMS  AND  CONDITIONS  OF  AWARDS  OR  SALES.
----------- ---------------------------------------------

     (a)     Stock  Purchase Agreement.  Each  award or sale of Shares under the
             -------------------------
Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Offeree and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

     (b)     Duration  of  Offers.  Any  right  to acquire Shares under the Plan
             --------------------
(other than an Option) shall automatically expire if not exercised by the Offeree within thirty (30) days after the grant of such right was communicated to the Offeree by the Committee.

     (c)     Purchase  Price.  Unless otherwise permitted by applicable law, the
             ---------------
Purchase Price of Shares to be offered under the Plan shall not be less than eighty-five percent (85%) of the Fair Market Value of a Share on the date of grant (100% for 10% shareholders), except as otherwise provided in Section 4(b). Subject to the preceding sentence, the Purchase Price shall be determined by the Committee in its sole discretion. The Purchase Price shall be payable in a form described in Subsection (d) below.

     (d)     Payment  for  Shares.  The entire Purchase Price of  Shares  issued
             --------------------
under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided below:

          (i) Surrender of Stock. To the extent that a Stock Option Agreement so
              ------------------
     provides, payment may be made all or in part with Shares which have already been owned by the Optionee or Optionee's representative for any time period specified by the Committee and which are surrendered to the Company in good form for transfer. Such shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

          (ii)  Promissory Notes. To the extent that a Stock Option Agreement or
                ----------------
     Stock Purchase Agreement so provides, payment may be made all or in part with a full recourse promissory note executed by the Optionee or Offeree. The interest rate and other terms and conditions of such note shall be determined by the Committee. The Committee may require that the Optionee or Offeree pledge his or her Shares to the Company for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares be released to the Optionee or Offeree until such note  is  paid  in  full.

          (iii)  Cashless  Exercise. To the extent that a Stock Option Agreement
                 ------------------
     so provides and a public market for the Shares exists, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

          (iv)  Other  Forms  of  Payment.  To  the extent provided in the Stock
         -------------------------
     Option Agreement, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

     (e)     Exercise  of  Awards on  Termination of Service.  Each  Stock Award
             -----------------------------------------------
Agreement shall set forth the extent to which the recipient shall have the right to exercise the Award following termination of the recipient's Service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all the Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment.

SECTION  7. ADDITIONAL  TERMS  AND  CONDITIONS  OF  RESTRICTED  SHARES.
----------- -----------------------------------------------------------

     (a)     Form  and  Amount  of  Award..  Each  Stock Award  Agreement  shall
             ----------------------------
specify the number of Shares that are subject to the Award. Restricted Shares may be awarded in combination with NSOs and such an Award may provide that the Restricted Shares will be forfeited in the event that the related NSOs are exercised.

     (b)     Exercisability.  Each  Stock  Award  Agreement  shall  specify  the
             --------------
conditions upon which Restricted Shares shall become vested, in full or in installments. To the extent required by applicable law, each Stock Award shall become exercisable no less rapidly than the rate of 20% per year for each of the first five years from the date of grant. Subject to the preceding sentence, the exercisability of any Stock Award shall be determined by the Committee in its sole discretion.

     (c)     Effect  of  Change  in  Control.  The  Committee  may  determine at
             -------------------------------
the time of making an Award or thereafter, that such Award shall become fully vested, in whole or in part, in the event that a Change in Control occurs with respect to the Company.

     (d)     Voting  Rights.  Holders  of  Restricted  Shares  awarded under the
             --------------
Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Stock Award Agreement, however, may require that the holders invested any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid. Such additional Restricted Shares shall not reduce the number of Shares available under Section 5.

SECTION  8. TERMS  AND  CONDITIONS  OF  OPTIONS.
----------- -----------------------------------

     (a)     Stock  Option  Agreement.  Each  grant  of an Option under the Plan
             ------------------------
shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

     (b)     Number  of  Shares.  Each  Stock  Option  Agreement  shall  specify
             ------------------
the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

     (c)     Exercise  Price.  Each  Stock  Option Agreement shall  specify  the
             ---------------
Exercise Price. The Exercise Price of an ISO shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(b). To the extent required by applicable law and except as otherwise provided in Section 4(b), the Exercise Price of a Nonstatutory Option shall not be less than eighty-five percent (85%) of the Fair Market Value of a Share on the date of grant. Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Committee in its sole discretion. The Exercise Price shall be payable in a form described in Subsection (h) below.

     (d)     Exercisability.  Each  Stock  Option  Agreement  shall  specify the
             --------------
date when all or any installment of the Option is to become exercisable. To the extent required by applicable law, an Option shall become exercisable no less rapidly than the rate of 20% per year for each of the first five years from the date of grant. Subject to the preceding sentence, the exercisability of any Option shall be determined by the Committee in its sole discretion.

     (e)     Effect  of Change in  Control.  The Committee may determine, at the
             -----------------------------
time of granting an Option or thereafter, that such Option shall become fully exercisable as to all Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.

     (f)     Term.  The  Stock  Option  Agreement shall specify the term of  the
             ----
Option. The term shall not exceed ten (10) years from the date of grant (or five
(5) years for ten percent (10%) shareholders as provided in Section 4(b)). Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire.

     (g)     Exercise  of  Options  on  Termination  of  Service.   Each  Option
             ---------------------------------------------------
shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee's Service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment. Notwithstanding the foregoing, to the extent required by applicable law, each Option shall provide that the Optionee shall have the right to exercise the vested portion of any Option held at termination for at least sixty (60) days following termination of Service with the Company for any reason, and that the Optionee shall have the right to exercise the Option for at least six (6) months if the Optionee's Service terminates due to death or Disability.

     (h)     Payment  of  Option  Shares.  The entire  Exercise  Price of Shares
             ---------------------------
issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided below:

          (i) Surrender of Stock. To the extent that a Stock Option Agreement so
              ------------------
     provides, payment may be made all or in part with Shares which have already been owned by the Optionee or Optionee's representative for any time period specified by the Committee and which are surrendered to the Company in good form for transfer. Such shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

          (ii)  Promissory Notes. To the extent that a Stock Option Agreement or
                ----------------
     Stock Purchase Agreement so provides, payment may be made all or in part with a full recourse promissory note executed by the Optionee or Offeree. The interest rate and other terms and conditions of such note shall be determined by the Committee. The Committee may require that the Optionee or Offeree pledge his or her Shares to the Company for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares be released to the Optionee or Offeree until such note  is  paid  in  full.

          (iii)  Cashless  Exercise. To the extent that a Stock Option Agreement
                 ------------------
     so provides and a public market for the Shares exists, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

          (iv)  Other  Forms  of  Payment.  To  the extent provided in the Stock
                -------------------------
     Option Agreement, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

     (i)     Modification,  Extension  and  Assumption  of  Options. Within  the
             ------------------------------------------------------
limitations of the Plan, the Committee may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price or for other consideration.

SECTION  9.ADJUSTMENT  OF  SHARES.
---------------------------------

     (a)     General.  In  the  event of a subdivision of the outstanding Stock,
             -------
 a declaration of a
dividend payable in Shares, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a reclassification or a similar occurrence, the Committee shall make appropriate adjustments, subject to the limitations set forth in Section 9(c), in one or more of (i) the number of Shares available for future Awards under Section 5, (ii) the number of Shares covered by each outstanding Option or Purchase Agreement or (iii) the Exercise Price or Purchase Price under each outstanding Option or Stock Purchase Agreement.

     (b)     Reorganizations.  In  the  event  that  the  Company  is a party to
             ---------------
a merger or reorganization, outstanding Options shall be subject to the agreement of merger or reorganization, provided however, that the limitations set forth in Section 9(c) shall apply.

     (c)     Reservation  of  Rights.  Except as provided in this  Section 9, an
             -----------------------
Optionee or an Offeree shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, Exercise Price or Purchase Agreement of Shares subject to an Option or Stock Purchase Agreement. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION  10. WITHHOLDING  TAXES.
------------ ------------------

     (a)     General.  To  the  extent  required  by  applicable federal, state,
             -------
local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Committee for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

     (b)     Share  Withholding.  The  Committee  may  permit  a  Participant to
             ------------------
satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. Any payment of taxes by assigning Shares to the Company may be subject to restrictions, including any restrictions required by rules of any federal or state regulatory body or other authority.

     (c)     Cashless  Exercise/Pledge.   The  Committee  may  provide  that  if
             -------------------------
Company Shares are publicly traded at the time of exercise, arrangements may be made to meet the Optionee's withholding obligation by cashless exercise or pledge.

     (d)     Other  Forms  of  Payment.  The Committee  may  permit  such  other
             -------------------------
means  of  tax  withholding  as  it  deems  appropriate.

SECTION  11. ASSIGNMENT  OR  TRANSFER  OF  AWARDS.
------------ ------------------------------------

     (a)     General.  An Award granted under the Plan shall not be anticipated,
             -------
assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law, except as approved by the Committee. Notwithstanding the foregoing, ISOs may not be transferable. Also notwithstanding the foregoing, Offerees and Optionees may not transfer their rights hereunder except by will, beneficiary designation or the laws of descent and distribution.

     (b)     Trusts.  Neither  this Section 11 nor  any other provision  of  the
             ------
Plan shall preclude a Participant from transferring or assigning Restricted Shares to (a) the trustee of a trust that is revocable by such Participant alone, both at the time of the transfer or assignment and at all times thereafter prior to such Participant's death, or (b) the trustee of any other trust to the extent approved by the Committee in writing. A transfer or assignment of Restricted Shares from such trustee to any other person than such Participant shall be permitted only to the extent approved in advance by the Committee in writing, and Restricted Shares held by such trustee shall be subject to all the conditions and restrictions set forth in the Plan and in the applicable Stock Award Agreement, as if such trustee were a party to such Agreement.

SECTION  12.  LEGAL  REQUIREMENTS.
------------  ------------------

     Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be listed.

SECTION  13.  NO  EMPLOYMENT  RIGHTS.
------------  ----------------------

     No provision of the Plan, nor any right or Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person's Service at any time and for any reason.

SECTION  14.  DURATION  AND  AMENDMENTS.
------------  -------------------------

     (a)     Term  of  the  Plan.  The  Plan,  as  set   forth   herein,   shall
             -------------------
become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company's shareholders. In the event that the shareholders fail to approve the Plan within twelve (12) months after its adoption by the Board of Directors, any grants already made shall be null and void, and no additional grants shall be made after such date. The Plan shall terminate automatically ten (10) years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to Subsection (b) below.

     (b)     Right  to  Amend  or  Terminate the  Plan.  The  Board of Directors
             ------------------------------------------
may amend the Plan at any time and from time to time. Rights and obligations under any right or Option granted before amendment of the Plan shall not be materially altered, or impaired adversely, by such amendment, except with consent of the person to whom the right or Option was granted. An amendment of the Plan shall be subject to the approval of the Company's shareholders only to the extent required by applicable laws, regulations or rules including the rules of any applicable exchange.

     (c)     Effect  of  Amendment  or Termination.  No  Shares shall  be issued
             --------------------------------------
or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Shares previously issued or any Option previously granted under the Plan.


[END  OF  PLAN]

THE  SECURITIES  REPRESENTED  HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER
THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND
QUALIFICATION  UNDER  FEDERAL  AND  STATE  SECURITIES  LAWS  IS  NOT  REQUIRED.

                               TMI HOLDINGS, INC.
                          2003 OMNIBUS SECURITIES PLAN

                        INCENTIVE STOCK OPTION AGREEMENT

     TMI Holdings, Inc. (the "Company"), hereby grants an Option to purchase shares of its common stock ("Shares") to the Optionee named below. The terms and conditions of the Option are set forth in this cover sheet, in the attachment and in the Company's 2003 Omnibus Securities Plan (the "Plan").

Date  of  Grant: ________________________________

Name  of  Optionee: _______________________________________

Optionee's  Social  Security  Number: _____________________

Number  of  Shares  Covered  by  Option: __________________

Exercise  Price  per  Share:  $__________________
[must  be  at  least  100%  fair  market  value  on  Date  of  Grant]

Vesting  Start  Date: ___________________________

___     Check  here  if  Optionee is a 10% owner (so that exercise price must be
110%  of  fair  market  value  and  term  will  not  exceed  5  years).

        BY SIGNING THIS COVER SHEET, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THE ATTACHED AGREEMENT AND IN THE PLAN, A COPY OF WHICH IS ALSO ATTACHED.

Optionee:   __________________________________________
                 (Signature)

Company:   ___________________________________________
                 (Signature)
          Title:

THE  SECURITIES  REPRESENTED  HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER
THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND
QUALIFICATION  UNDER  FEDERAL  AND  STATE  SECURITIES  LAWS  IS  NOT  REQUIRED.

                               TMI HOLDINGS, INC.
                          2003 OMNIBUS SECURITIES PLAN

                        INCENTIVE STOCK OPTION AGREEMENT


INCENTIVE  STOCK     This  Option  is  intended to be an  incentive stock option
OPTION               under  section  422 of the Internal Revenue Code  and  will be  interpreted  accordingly.

VESTING              No  Shares  will  vest  until you have  performed _________
                    (____) months of Service from the commencement of your employment with the Company. Your Option shall vest as to -------- of the Shares on the date _______ (____) months from the Vesting Start Date as shown on the cover sheet. Thereafter, Shares shall vest at the rate of _______ of the Shares at the end of each full month thereafter. After you have completed _________ (____) months of Service, the number of Shares which vest under this Option at the Exercise Price shall be equal to the product of the number of full months of your continuous employment with the Company ("Service") (including any approved leaves of absence) from the Vesting Start Date times the number of Shares covered by this Option times ________. The resulting number of Shares will be rounded to the nearest whole number. No additional Shares will vest after your Service has terminated for any reason.

                    You should note that you may exercise the Option prior to vesting. In that case, the Company has a right to repurchase the unvested shares at the original exercise price if you terminate employment before vesting in all shares you purchased. Also, if you exercise before vesting, you should consider making an 83(b) election. Please see the attached Tax Summary. The 83(b) election must be filed within 30
                                   ---------------------------------------------
                    days  of  the  date  you  exercise.
                    ----------------------------------

TERM Your Option will expire in any event at the close of business at Company headquarters on the day before the tenth anniversary (fifth anniversary for a 10% owner) of the Date of Grant, as shown on the cover sheet. (It will expire earlier if your Service terminates, as described below.)

REGULAR             If your Service  terminates  for  any reason  except  death,
TERMINATION         Disability  or  for "Cause," your Option will expire  at the close of business at Company headquarters on the 30th day after your termination date. During that 30-day period, you may exercise that portion of your Option that was vested on your termination date.

DEATH If you die while in Service with the Company, your Option will expire at the close of business at Company headquarters on the date six months after the date of death. During that six-month period, your estate or heirs may exercise that portion of your Option that was vested on the date of death.

DISABILITY          If  your Service terminates because of your Disability, your
                    Option will expire at the close of business at Company headquarters on the date six months after your termination date. (However, if your Disability is not expected to result in death or to last for a continuous period of at least 12 months, your Option will be eligible for ISO tax treatment only if it is exercised within three months following the termination of your Service.) During that six-month period, you may exercise that portion of your Option that was vested on the date of your Disability.

                    "Disability"  means  that  you  are   unable  to  engage  in
                    any substantial gainful activity by reason of any medically determinable physical or mental impairment.

LEAVES OF ABSENCE   For   purposes  of  this   Option,  your  Service  does  not
                    terminate when you go on a bona fide leave of absence that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law.
                    However, your Service will be treated as terminating 30 days after you went on leave, unless your right to return to active work is guaranteed by law or by a contract. Your
                    Service terminates in any event when the approved leave ends unless you immediately return to active work. The Company determines which leaves count for this purpose, and when your Service terminates for all purposes under the Plan. The
                    Company also determines the extent to which you may exercise the vested portion of your Option during a leave of absence.

NOTICE OF EXERCISE  When  you  wish to  exercise  this  Option, you must execute
                    Exhibit  A  (and,  if exercise is prior to vesting, you must
                    ----------
                    also  execute  Exhibits  B and  D).  Your exercise  will  be
                                   ------------------
                    effective when it is received by the Company. If someone else wants to exercise this Option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

FORM  OF  PAYMENT   When  you  submit Exhibit A, you must include payment of the
                                      ---------
                    Exercise Price for the Shares you are purchasing. Payment may be made in one (or a combination) of the following forms at the discretion of the committee:

                    -   Your personal check, a cashier's check or a money order.

                    - Shares which you have owned for six months and which are surrendered to the Company. The value of the Shares, determined as of the effective date of the Option exercise, will be applied to the Exercise Price.

                    - To the extent that a public market for the Shares exists as determined by the Company, by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

                    - Any other form of legal consideration approved by the Committee.

WITHHOLDING TAXES   You will not be allowed to exercise this  Option  unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the Option exercise or the sale of Shares acquired upon exercise of this Option.

RESTRICTIONS ON     By  signing  this  Agreement, you agree not to exercise this
RESALE              Option or sell any Shares  acquired  upon  exercise of this
                    Option  at  a  time  when  applicable  laws,  regulations or
                    Company or underwriter trading policies prohibit exercise or sale.  In  particular,  the  Company shall have the right to designate  one  or more periods of time, each of which shall not  exceed  180  days  in  length, during which this Option shall  not  be exercisable if the Company determines (in its sole  discretion)  that such limitation on exercise could in any  way  facilitate  a  lessening  of  any  restriction  on transfer  pursuant  to  the  Securities  Act  or  any  state securities  laws  with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any  state  securities laws, or facilitate the perfection of
                    any   exemption  from  the  registration  or   qualification
                    requirements  of  the Securities Act or any applicable state
                    securities  laws  for  the  issuance   or  transfer  of  any
                    securities.  Such limitation on exercise shall not alter the vesting  schedule  set forth in this Agreement other than to
                    limit  the  periods  during  which  this  Option  shall   be
                    exercisable.

                    Furthermore, in respect of any underwritten public offering by the Company, you agree that you will not sell or otherwise transfer or dispose of any Shares covered by this Option during a reasonable and customary period of time as agreed to by the Company and the underwriters, not to exceed the greater of (a) 180 days following the effective date of the registration statement of the Company filed under the Securities Act in respect of such offering and (b) such other period of time as agreed to by holders of a majority of the then outstanding Shares. By signing this Agreement you agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. The Company may impose stop-transfer instructions with respect to the Shares subject to the foregoing restriction until the end of such period.

                    If the sale of Shares under the Plan is not registered under the Securities Act of 1933, as amended (the
                    "Securities Act"), but an exemption is available which requires an investment or other representation, you shall represent and agree at the time of exercise that the Shares being acquired upon exercise of this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

The Company's       In  the  event that you propose to sell, pledge or otherwise
Right of First      transfer to a third  party  any  Shares acquired under  this
Refusal             Agreement, or any interest in such Shares, the Company shall have the "Right of First Refusal" with respect to all (and not less than all) of such Shares. If you desire to transfer
                    Shares acquired under this Agreement, you must give a written "Transfer Notice" to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee. The
                    Transfer Notice shall be signed both by you and by the proposed transferee and must constitute a binding commitment of both parties to the transfer of the Shares.

                    The Company and its assignees shall have the right to purchase all, and not less than all, of the Shares on the terms described in the Transfer Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a Notice of Exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company. The Company's rights under this Subsection shall be freely assignable, in whole or in part.

                    If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, you may, not later than 60 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above. If the Company exercises its Right of First Refusal, you and the Company (or its assignees) shall consummate the sale of the Shares on the terms set forth in the Transfer Notice.

                    The Company's Right of First Refusal shall terminate upon the Company's initial public offering.

                    The Company's Right of First Refusal shall inure to the benefit of its successors and assigns and shall be binding upon any transferee of the Shares.

RIGHT OF            Following  termination  of  your  Service  for  any  reason,
REPURCHASE          the Company shall have the right to purchase  all  of  those vested  Shares  that  you  have  or  will acquire under this
                    Option  (unvested  Shares  which  have  been  exercised  are subject  to  a Repurchase Option set forth in Exhibit A). If
                                                                  ---------
                    the Company fails to provide you with written notice of its intention to purchase such Shares before or within 30 days of the date the Company receives written notice from you of your termination of Service, the Company's right to purchase such Shares shall terminate. If the Company exercises its right to purchase such Shares, the Company will consummate the purchase of such Shares within 60 days of the date of its written notice to you. The purchase price for any Shares repurchased shall be the higher of the fair market value of the Shares on the date of purchase or the aggregate Exercise
                    Price  for  such  Shares  and  shall  be  paid  in cash. The
                    Company's right of repurchase shall terminate in the event that Stock is listed on an established stock exchange or is quoted regularly on the Nasdaq National Market. The fair market value shall be determined by the Board of Directors in its sole discretion.

TRANSFER OF OPTION  Prior  to  your  death,  only you  may exercise this Option.
                    You cannot transfer or assign this Option. For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may, however, dispose of this Option in your will.

                    Regardless of any marital property settlement agreement, the Company is not obligated to honor a Notice of Exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual's interest in your Option in any other way.

RETENTION  RIGHTS   This  Agreement does not  give  you the right to be retained by the Company in any capacity. The Company reserves the right to terminate your Service at any time and for any reason.

SHAREHOLDER RIGHTS  Neither you, nor your estate  or  heirs, have  any rights as a shareholder of the Company until a certificate for the Shares acquired upon exercise of this Option has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

ADJUSTMENTS         In  the  event  of  a  stock  split,  a  stock dividend or a similar change in the Company's Stock, the number of Shares covered by this Option and the Exercise Price per share may be adjusted pursuant to the Plan. Your Option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

LEGENDS             All   certificates  representing  the  Shares  issued   upon
                    exercise of this Option shall, where applicable, have endorsed thereon the following legends:

                    "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OPTIONS TO PURCHASE SUCH SHARES SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST. SUCH AGREEMENT IMPOSES CERTAIN TRANSFER RESTRICTIONS AND GRANTS CERTAIN REPURCHASE RIGHTS TO THE COMPANY (OR ITS ASSIGNS) UPON THE SALE OF THE SHARES OR UPON TERMINATION OF SERVICE WITH THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF SHARES REPRESENTED BY THIS CERTIFICATE.

                    THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED."

APPLICABLE  LAW     This  Agreement  will  be interpreted and enforced under the laws of the State of Florida (without regard to their choice of law provisions).

THE PLAN AND OTHER  The  text  of  the  Plan is  incorporated  in this Agreement
AGREEMENTS          by reference.  Certain  capitalized  terms   used  in   this
                    Agreement  are  defined  in  the  Plan.

                    This Agreement, including its attachments, and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded.

     BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN. YOU ALSO ACKNOWLEDGE THAT
     YOU HAVE READ SECTION 11, "PURCHASER'S INVESTMENT REPRESENTATIONS" OF ATTACHMENT A AND THAT YOU CAN AND HEREBY DO MAKE THE SAME REPRESENTATIONS WITH RESPECT TO THE GRANT OF THIS OPTION.

THE  SECURITIES  REPRESENTED  HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER
THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND
QUALIFICATION  UNDER  FEDERAL  AND  STATE  SECURITIES  LAWS  IS  NOT  REQUIRED.

                               TMI HOLDINGS, INC.
                          2003 OMNIBUS SECURITIES PLAN

                       NONSTATUTORY STOCK OPTION AGREEMENT

    TMI Holdings, Inc. (the "Company"), hereby grants an Option to purchase shares of its common stock ("Shares") to the Optionee named below. The terms and conditions of the Option are set forth in this cover sheet, in the attachment and in the Company's 2003 Omnibus Securities Plan (the "Plan").

Date  of  Grant: ________________________________

Name  of  Optionee: _______________________________________

Optionee's  Social  Security  Number: _____________________

Number  of  Shares  Covered  by  Option: __________________

Exercise  Price  per  Share:  $__________________

Vesting  Start  Date: ___________________________
[must  be  at  least  85%  fair  market  value  on  Date  of  Grant]

--- Check here if Optionee is a 10% owner (so that exercise price must be 110% of fair market value and term will not exceed 5 years).

          BY SIGNING THIS COVER SHEET, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THE ATTACHED AGREEMENT AND IN THE PLAN, A COPY OF WHICH IS ALSO ATTACHED.

Optionee:     _____________________________________________
                     (Signature)

Company:      _____________________________________________
                     (Signature)

               Title: ______________________________________

THE  SECURITIES  REPRESENTED  HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER
THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND
QUALIFICATION  UNDER  FEDERAL  AND  STATE  SECURITIES  LAWS  IS  NOT  REQUIRED.

                              TMI HOLDINGS, INC.
                          2003 OMNIBUS SECURITIES PLAN

                       NONSTATUTORY STOCK OPTION AGREEMENT


NONSTATUTORY STOCK  This Option  is not intended to be an incentive stock option
OPTION under section 422 of the Internal Revenue Code and will be interpreted accordingly.

VESTING No Shares will vest until you have performed ________ (____) months of Service from the commencement of your employment with the Company. Your Option shall vest as to _______ of the Shares on the date _______ (____) months from the Vesting Start Date as shown on the cover sheet. Thereafter, Shares shall vest at the rate of ________ of the Shares at the end of each full month thereafter. After you have completed ________ (____) months of Service, the number of Shares which vest under this Option at the Exercise Price shall be equal to the product of the number of full months of your continuous employment with the Company ("Service") (including any approved leaves of absence) from the Vesting Start Date times the number of Shares covered by this Option times ________. The resulting number of Shares will be rounded to the nearest whole number. No additional Shares will vest after your Service has terminated for any reason.

                    You should note that you may exercise the Option prior to vesting. In that case, the Company has a right to repurchase the unvested shares at the original exercise price if you terminate employment before vesting in all shares you purchased. Also, if you exercise before vesting, you should consider making an 83(b) election. Please see the attached Tax Summary. The 83(b) election must be filed within 30 days
                                 -----------------------------------------------
                    of  the  date  you  exercise.
                    ----------------------------

TERM Your Option will expire in any event at the close of business at Company headquarters on the day before the tenth anniversary (fifth anniversary for a 10% owner) of the Date of Grant, as shown on the cover sheet. (It will expire earlier if your Service terminates, as described below.)

REGULAR             If  your  Service  terminates  for  any reason except death,
TERMINATION         Disability,  or  for "Cause" your Option will expire at the close of business at Company headquarters on the 30th day after your termination date. During such 30-day period, you may exercise that portion of your Option that was vested on your termination date.

DEATH If you die while in Service with the Company, your Option will expire at the close of business at Company headquarters on the date six months after the date of death. During that six-month period, your estate or heirs may exercise that portion of your Option that was vested on your date of death.

DISABILITY          If  your  Service  terminates  because  of   your Disability
                    Disability, your Option will expire at the close of business at Company headquarters on the date six months after your termination date. During that six-month period, you may exercise that portion of your Option that was vested on your date of Disability.

                    "Disability"  means  that  you  are  unable   to  engage  in
                    any substantial gainful activity by reason of any medically determinable physical or mental impairment.

LEAVES OF ABSENCE   For  purposes  of   this  Option,  your  Service  does   not
                    terminate when you go on a bona fide leave of absence that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law.
                    However, your Service will be treated as terminating 30 days after you went on leave, unless your right to return to work is guaranteed by law or by a contract. Your service terminates in any event when the approved leave ends unless you immediately return to Service. The Company determines which leaves count for this purpose, and when your Service terminates for all purposes under the Plan. The Company also determines the extent to which you may exercise the vested portion of your Option during a leave of absence.

NOTICE OF EXERCISE  When you wish to  exercise  this  Option,  you  must execute
                    Exhibit A (and if exercise is prior to vesting you must also
                    ---------
                    execute  Exhibits  B and D). Your Exercise will be effective
                             -----------------
                    when it is received by the Company. If someone else wants to exercise this Option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

FORM  OF  PAYMENT   When  you  submit Exhibit A, you must include payment of the
                                      ---------
                    Exercise Price for the Shares you are purchasing. Payment may be made in one (or a combination) of the following forms at the discretion of the committee:

                    -  Your personal check, a cashier's check  or a money order.

                    - Shares which you have owned for six months and which are surrendered to the Company. The value of the Shares, determined as of the effective date of the Option exercise, will be applied to the Exercise Price.

                    - To the extent that a public market for the Shares exists as determined by the Company, by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

                    - Any other form of legal consideration approved by the Committee.

WITHHOLDING TAXES   You will not be allowed to exercise this Option  unless  you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the Option exercise or the sale of Shares acquired upon exercise of this Option.

RESTRICTIONS ON     By  signing  this  Agreement, you agree not to exercise this
RESALE              Option or sell any Shares acquired  upon  exercise  of  this
                    Option  at  a  time  when  applicable  laws,  regulations or
                    Company or underwriter trading policies prohibit exercise or sale.  In  particular,  the  Company shall have the right to designate  one  or more periods of time, each of which shall not  exceed  180  days  in  length, during which this Option shall  not  be exercisable if the Company determines (in its sole  discretion)  that such limitation on exercise could in any  way  facilitate  a  lessening  of  any  restriction  on transfer  pursuant  to  the  Securities  Act  or  any  state securities  laws  with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any  state  securities laws, or facilitate the perfection of
                    any  exemption   from   the  registration  or  qualification
                    requirements  of  the Securities Act or any applicable state
                    securities  laws  for  the  issuance  or  transfer   of  any
                    securities. Such limitation on exercise shall not alter the vesting schedule set forth in this Agreement other than to limit the periods during which this Option shall be exercisable.

                    Furthermore, in respect of any underwritten public offering by the Company, you agree that you will not sell or otherwise transfer or dispose of any Shares covered by this Option during a reasonable and customary period of time as agreed to by the Company and the underwriters, not to exceed the greater of (a) 180 days following the effective date of the registration statement of the Company filed under the Securities Act in respect of such offering and (b) such other period of time as agreed to by holders of a majority of the then outstanding Shares. By signing this Agreement you agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. The Company may impose stop-transfer instructions with respect to the Shares subject to the foregoing restriction until the end of such period.

                    If the sale of Shares under the Plan is not registered under the Securities Act of 1933, as amended (the "Securities Act"), but an exemption is available which requires an investment or other representation, you shall represent and agree at the time of exercise that the Shares being acquired upon exercise of this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

THE COMPANY'S       In  the event  that you propose to sell, pledge or otherwise
RIGHT OF FIRST      transfer to a third  party  any  Shares acquired under  this
REFUSAL             Agreement, or any interest in such Shares, the Company shall have the "Right of First Refusal" with respect to all (and not less than all) of such Shares. If you desire to transfer
                    Shares acquired under this Agreement, you must give a written "Transfer Notice" to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee. The
                    Transfer Notice shall be signed both by you and by the proposed transferee and must constitute a binding commitment of both parties to the transfer of the Shares.

                    The Company and its assignees shall have the right to purchase all, and not less than all, of the Shares on the terms described in the Transfer Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.

                    The Company's rights under this Subsection shall be freely assignable, in whole or in part.

                    If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, you may, not later than 60 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above. If the Company exercises its Right of First Refusal, you and the Company (or its assignees) shall consummate the sale of the Shares on the terms set forth in the Transfer Notice.

                    The Company's Right of First Refusal shall terminate upon the Company's initial public offering.

                    The Company's Right of First Refusal shall inure to the benefit of its successors and assigns and shall be binding upon any transferee of the Shares.

RIGHT  OF           Following termination  of  your Service for any reason,  the
REPURCHASE          Company shall have the right to purchase all of those vested
                    Shares  that  you  have  or  will  acquire under this Option
                    (unvested  Shares which have been exercised are subject to a
                    Repurchase  Option  set  forth in Exhibit A). If the Company
                                                      ---------
                    fails to provide you with written notice of its intention to purchase such Shares before or within 30 days of the date the Company receives written notice from you of your termination of Service, the Company's right to purchase such Shares shall terminate. If the Company exercises its right to purchase such Shares, the Company will consummate the purchase of such Shares within 60 days of the date of its written notice to you. The purchase price for any Shares repurchased shall be the higher of the fair market value of the Shares on the date of purchase or the aggregate Exercise
                    Price  for  such  Shares  and  shall  be  paid  in cash. The
                    Company's right of repurchase shall terminate in the event that Stock is listed on an established stock exchange or is quoted regularly on the Nasdaq National Market. The fair market value shall be determined by the Board of Directors in its sole discretion.

TRANSFER OF OPTION  Prior  to  your  death,  only you  may exercise this Option.
                    You cannot transfer or assign this Option. For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may, however, dispose of this Option in your will.

                    Regardless of any marital property settlement agreement, the Company is not obligated to honor a Notice of Exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual's interest in your Option in any other way.

RETENTION  RIGHTS   This  Agreement does not give you the right to  be  retained by the Company in any capacity. The Company reserves the right to terminate your Service at any time and for any reason.

SHAREHOLDER RIGHTS  Neither you, nor your estate or heirs, have  any  rights  as a shareholder of the Company until a certificate for the Shares acquired upon exercise of this Option has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

ADJUSTMENTS         In  the  event  of  a  stock split, a stock  dividend  or  a similar change in the Company Stock, the number of Shares covered by this Option and the Exercise Price per share may be adjusted pursuant to the Plan. Your Option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

LEGENDS             All  certificates  representing   the  Shares  issued   upon
                    exercise of this Option shall, where applicable, have endorsed thereon the following legends:

                    "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OPTIONS TO PURCHASE SUCH SHARES SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST. SUCH AGREEMENT IMPOSES CERTAIN TRANSFER RESTRICTIONS AND GRANTS CERTAIN REPURCHASE RIGHTS TO THE COMPANY (OR ITS ASSIGNS) UPON THE SALE OF THE SHARES OR UPON TERMINATION OF SERVICE WITH THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF SHARES REPRESENTED BY THIS CERTIFICATE.

                    THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED."

APPLICABLE  LAW     This  Agreement  will  be interpreted and enforced under the laws of the State of Florida (without regard to their choice of law provisions).

THE PLAN AND OTHER  The  text  of  the  Plan  is incorporated  in this Agreement
AGREEMENTS          by  reference.   Certain  capitalized   terms  used in  this
                    Agreement  are  defined  in  the  Plan.

                    This Agreement and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded.

     BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN. YOU ALSO ACKNOWLEDGE THAT
     YOU HAVE READ SECTION 11, "PURCHASER'S INVESTMENT REPRESENTATIONS" OF ATTACHMENT A AND THAT YOU CAN AND HEREBY DO MAKE THE SAME REPRESENTATIONS WITH RESPECT TO THE GRANT OF THIS OPTION.

                                    EXHIBIT A

                               TMI HOLDINGS, INC.
                               ------------------

             Notice of Exercise and Common Stock Purchase Agreement
             ------------------------------------------------------

     THIS AGREEMENT is dated as of ___________, ____, between TMI Holdings, Inc. (the "Company"), and _________________("Purchaser").

                              W I T N E S S E T H:

     WHEREAS, the Company and Purchaser are parties to that certain ___ Incentive ___ Nonstatutory Stock Option Agreement dated as of ___________, ____ (the "Option Agreement") pursuant to which the Purchaser has the right to purchase up to ___________ shares of the Company's common stock (the "Option Shares"); and

     WHEREAS, the Option is exercisable with respect to certain of the Option Shares as of the date hereof; and

     WHEREAS, pursuant to the Option Agreement, Purchaser desires to purchase shares of the Company as herein described, on the terms and conditions set forth in this Agreement, the Option Agreement and the TMI Holdings, Inc. 2003 Omnibus Securities Plan (the "Plan"). Certain capitalized terms used in this Agreement are defined in the Plan.

     NOW,  THEREFORE,  it  is  agreed  between  the  parties  as  follows:

SECTION  1:   PURCHASE  OF  SHARES.
-----------------------------------

     (a) Pursuant to the terms of the Option Agreement, Purchaser hereby agrees to purchase from the Company and the Company agrees to sell and issue to Purchaser _________ shares of the Company's common stock (the "Stock") for the Exercise Price per share specified in the Option Agreement payable by personal check, cashier's check or money order, if permitted by the Option Agreement, as follows: _______________________________. Payment shall be delivered at the Closing, as such term is hereinafter defined.

     (b) The closing hereunder (the "Closing") shall occur at the offices of the Company on ________, ______, or such other time and place as may be designated by the Company (the "Closing Date").

SECTION  2:   REPURCHASE  OPTION
--------------------------------

     All unvested shares of the Stock purchased by the Purchaser pursuant to this Agreement (sometimes referred to as the "Repurchase Option Stock") shall be subject to the following option (the "Repurchase Option"):

     (a) In the event the Purchaser terminates service with the Company ("Service") for any reason, with or without cause, the Company may exercise the Repurchase Option.

     (b) Purchaser understands that the Stock is being sold in order to induce Purchaser to become and/or remain associated with the Company and to work diligently for the success of the Company and that the Repurchase Option Stock will continue to vest in accordance with the schedule set forth in the Option Agreement. Accordingly, the Company shall have the right at any time within 90 days after the termination of Service to purchase from the Purchaser all shares of Stock purchased hereunder which have not vested in accordance with the terms of such vesting schedule in the Option Agreement. The purchase price for such unvested shares of Repurchase Option Stock shall be the Exercise Price per share paid by Purchaser for such shares pursuant to the Option (the "Option Price"). The purchase price shall be paid by certified or cashier's check or by cancellation of any indebtedness of Purchaser to the Company.

     (c) Nothing in this Agreement shall be construed as a right by purchaser to be employed by Company, or a parent or subsidiary of Company.

SECTION  3:   EXERCISE  OF  REPURCHASE  OPTION
----------------------------------------------

     The Repurchase Option shall be exercised by written notice signed by an officer of the Company and delivered or mailed as provided in Section 16 of this Agreement and to the Escrow Agent as provided in Section 16 of the Joint Escrow Instructions attached as Exhibit B to the Option Agreement.

SECTION  4:   WAIVER,  ASSIGNMENT,  EXPIRATION  OF  REPURCHASE  OPTION
----------------------------------------------------------------------

     If the Company waives or fails to exercise the Repurchase Option as to all of the shares subject thereto, the Company may, in the discretion of its Board of Directors, assign the Repurchase Option to any other holder or holders of preferred or common stock of the Company in such proportions as such Board of Directors may determine. In the event of such an assignment, the assignee shall pay to the Company in cash an amount equal to the fair market value of the Repurchase Option. The Company shall promptly, upon expiration of the 90-day period referred to in Section 2 above, notify Purchaser of the number of shares subject to the Repurchase Option assigned to such stockholders and shall notify both the Purchaser and the assignees of the time, place and date for settlement of such purchase, which must be made within 90 days from the date of cessation of continuous employment. In the event that the Company and/or such assignees do not elect to exercise the Repurchase Option as to all or part of the shares subject to it, the Repurchase Option shall expire as to all shares which the Company and/or such assignees have not elected to purchase.

SECTION  5:   ESCROW  OF  SHARES
--------------------------------

     (a) As security for Purchaser's faithful performance of the terms of this Agreement and to ensure the availability for delivery of Purchaser's shares upon exercise of the Repurchase Option herein provided for, Purchaser agrees at the Closing hereunder, to deliver to and deposit with the Escrow Agent named in the Joint Escrow Instructions attached to the Option Agreement as Exhibit B, the certificate or certificates evidencing the Option Stock subject to the Repurchase Option and two Assignments Separate from Certificate duly executed (with date and number of shares in blank) in the form attached to the Option Agreement as Exhibit D. Such documents are to be held by the Escrow Agent and delivered by the Escrow Agent pursuant to the Joint Escrow Instructions, which instructions shall also be delivered to the Escrow Agent at the Closing hereunder.

     (b) Within 30 days after the last day of each successive completed calendar quarter after the Closing Date, if Purchaser so requests, the Escrow Agent will deliver to Purchaser certificates representing so many shares of Stock as are no longer subject to the Repurchase Option (less such shares as have been previously delivered). Ninety days after cessation of Purchaser's employment with the Company the Company will direct the Escrow Agent to deliver to Purchaser a certificate or certificates representing the number of shares not repurchased by the Company or its assignees pursuant to exercise of the Repurchase Option (less such shares as have been previously delivered).

SECTION  6:   ADJUSTMENT  OF  SHARES
------------------------------------

     Subject to the provisions of the Articles of Incorporation of the Company, if, from time to time during the term of the Repurchase Option:

     (a) there is any stock dividend or liquidating dividend of cash and/or property, stock split or other change in the character or amount of any of the outstanding securities of the Company, or

     (b) there is any consolidation, merger or sale of all or substantially all, of the assets of the Company,

then, in such event, any and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of Purchaser's ownership of the shares shall be immediately subject to such Repurchase Option with the same force and effect as the shares of Option Stock from time to time subject to the Repurchase Option. While the total Option Price shall remain the same after each such event, the Option Price per share of Option Stock upon exercise of the Repurchase Option shall be appropriately and equitably adjusted as determined by the Board of Directors of the Company.

SECTION  7:   THE  COMPANY'S  RIGHT  OF  FIRST  REFUSAL.
--------------------------------------------------------

     Before any shares of Stock registered in the name of Purchaser and not subject to the Repurchase Option may be sold or transferred, such shares shall first be offered to the Company as set forth in the Option Agreement.

SECTION  8:   PURCHASER'S RIGHTS AFTER EXERCISE OF REPURCHASE OPTION OR RIGHT OF
--------------------------------------------------------------------------------
FIRST  REFUSAL.
---------------

     If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Stock to be repurchased in accordance with the provisions of Sections 2 and 7 of this Agreement, then from and after such time the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

SECTION  9:   TRANSFER  BY  PURCHASER  TO  CERTAIN  TRUSTS.
-----------------------------------------------------------

     Purchaser shall have the right to transfer all or any portion of Purchaser's interest in the shares issued under this Agreement which have been delivered to Purchaser under the provisions of Section 5 of this Agreement, to a trust established by Purchaser for the benefit of Purchaser, Purchaser's spouse or Purchaser's children, without being subject to the provisions of Section 7 hereof, provided that the trustee on behalf of the trust shall agree in writing to be bound by the terms and conditions of this Agreement. The transferee shall execute a copy of Exhibit C attached to the Option Agreement and file the same with the Secretary of the Company.

SECTION  10:   LEGEND  OF  SHARES.
----------------------------------

     All certificates representing the Stock purchased under this Agreement shall, where applicable, have endorsed thereon the legends set forth in the Option Agreement and any other legends required by applicable securities laws.

SECTION  11:   PURCHASER'S  INVESTMENT  REPRESENTATIONS.
--------------------------------------------------------

     (a) This Agreement is made with Purchaser in reliance upon Purchaser's representation to the Company, which by Purchaser's acceptance hereof Purchaser confirms, that the Stock which Purchaser will receive will be acquired with Purchaser's own funds for investment for an indefinite period for Purchaser's own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that Purchaser has no present intention of selling, granting participation in, or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of Purchaser's property shall at all times be within Purchaser's control. By executing this Agreement, Purchaser further represents that Purchaser does not have any contract, understanding or agreement with any person to sell, transfer, or grant participation, to such person or to any third person, with respect to any of the Stock.

     (b) Purchaser understands that the Stock will not be registered or qualified under federal or state securities laws on the ground that the sale provided for in this Agreement is exempt from registration or qualification under federal or state securities laws and that the Company's reliance on such exemption is predicated on Purchaser's representations set forth herein.

     (c) Purchaser agrees that in no event will Purchaser make a disposition of any of the Stock (including a disposition under Section 9 of this Agreement), unless and until (i) Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition and (ii) Purchaser shall have furnished the Company with an opinion of counsel satisfactory to the Company to the effect that (A) such disposition will not require registration or qualification of such Stock under federal or state securities laws or (B) appropriate action necessary for compliance with the federal or state securities laws has been taken or (iii) the Company shall have waived, expressly and in writing, its rights under clauses (i) and (ii) of this section.

     (d) With respect to a transaction occurring prior to such date as the Plan and Stock thereunder are covered by a valid Form S-8 or similar federal registration statement, this subsection shall apply unless the transaction is covered by the exemption in Florida General Corporation Law or a similar broad based exemption. In connection with the investment representations made herein, Purchaser represents that Purchaser is able to fend for himself or herself in the transactions contemplated by this Agreement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Purchaser's investment, has the ability to bear the economic risks of Purchaser's investment and has been furnished with and has had access to such information as would be made available in the form of a registration statement together with such additional information as is necessary to verify the accuracy of the information supplied and to have all questions answered by the Company.

     (e) Purchaser understands that if the Company does not register with the Securities and Exchange Commission pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or if a registration statement covering the Stock (or a filing pursuant to the exemption from registration under Regulation A of the Securities Act of 1933) under the Securities Act of 1933 is not in effect when Purchaser desires to sell the Stock, Purchaser may be required to hold the Stock for an indeterminate period. Purchaser also acknowledges that Purchaser understands that any sale of the Stock which might be made by Purchaser in reliance upon Rule 144 under the Securities Act of 1933 may be made only in limited amounts in accordance with the terms and conditions of that Rule.

SECTION  12:   ASSISTANCE  TO  PURCHASER  UNDER  RULE  144.
-----------------------------------------------------------

     The Company covenants and agrees that (a) at all times after it first becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, it will use its best efforts to comply with the current public information requirements of Rule 144(c)(1) under the Securities Act of 1933, and that if prior to becoming subject to such reporting requirements an over-the-counter market develops for the Stock, it will make publicly available the information required by Rule 144(c)(2); (b) it will furnish Purchaser, upon request, with all information required for the preparation and filing of Form 144; and (c) it will on a timely basis use its best efforts to file all reports required to be filed and make all disclosures, including disclosures of materially adverse information, required to permit Purchaser to make the required representations in Form 144.

SECTION  13:   NO  DUTY  TO  TRANSFER  IN  VIOLATION  HEREUNDER.
----------------------------------------------------------------

     The Company shall not be required (a) to transfer on its books any shares of Stock of the Company which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

SECTION  14:   RIGHTS  OF  PURCHASER.
-------------------------------------

     Except as otherwise provided herein, Purchaser shall, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Company with respect to the Stock.

SECTION  15:   OTHER  NECESSARY  ACTIONS.
-----------------------------------------

     The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

SECTION  16:   NOTICE.
----------------------

     Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon the earliest of personal delivery, receipt or the third full day following deposit in the United States Post Office with postage and fees prepaid, addressed to the other party hereto at the address last known or at such other address as such party may designate by 10 days' advance written notice to the other party hereto.

SECTION  17:   SUCCESSORS  AND  ASSIGNS.
----------------------------------------

     This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser and Purchaser's heirs, executors, administrators, successors and assigns. The failure of the Company in any instance to exercise the Repurchase Option or rights of first offer described herein shall not constitute a waiver of any other Repurchase Option or right of first offer that may subsequently arise under the provisions of this Agreement. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of a like or different nature.

SECTION  18:   APPLICABLE  LAW.
-------------------------------

     This Agreement shall be governed by, and construed in accordance with, the laws of the State of Florida, as such laws are applied to contracts entered into and performed in such state.

SECTION  19:   NO  STATE  QUALIFICATION.
----------------------------------------

     THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF FLORIDA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

SECTION  20:   NO  ORAL  MODIFICATION.
--------------------------------------

     No modification of this Agreement shall be valid unless made in writing and signed by the parties hereto.

SECTION  21:   ENTIRE  AGREEMENT.
---------------------------------

     This Agreement and the Option Agreement constitute the entire complete and final agreement between the parties hereto with regard to the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


TMI HOLDINGS,  INC.                              PURCHASER


By  -----------------------------                ----------------------------

                                    EXHIBIT B
                                    ---------
                            JOINT ESCROW INSTRUCTIONS
                            -------------------------


                              -------------, ----


Secretary
_____________________


Dear  Sir  or  Madam:

     As Escrow Agent for both TMI Holdings, Inc. (the "Company"), and ___________________ ("Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Common Stock Purchase Agreement (the "Agreement") of even date herewith, to which a copy of these Joint Escrow Instructions is attached as Exhibit B to a certain Stock Option dated ________ ("Option Agreement"), in accordance with the following instructions:

     1. In the event the Company shall elect to exercise the Repurchase Option set forth in the Agreement, the Company shall give to Purchaser and you a written notice as provided in the Agreement. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice, including prompt delivery of stock certificates.

     2. At the closing, you are directed (a) to date the stock assignment form or forms necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate or certificates evidencing the shares to be transferred, to the Company against the simultaneous delivery to you of the purchase price (by certified or bank cashier's check) for the number of shares being purchased pursuant to the exercise of the Repurchase Option.

     3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated. Subject to the provisions of this
Section 3, Purchaser shall exercise all rights and privileges, including but not limited to, the right to vote and to receive dividends (if any), of a stockholder of the Company while the shares are held by you.

     4. In accordance with the terms of Section 5 of the Agreement, you may from time to time deliver to Purchaser a certificate or certificates representing so many shares as are no longer subject to the Repurchase Option.

     5. This escrow shall terminate upon the release of all shares held under the terms and provisions hereof.

     6. If at the time of termination of this escrow you should have in your possession any documents, securities or other property belonging to Purchaser, you shall deliver all of same to Purchaser and shall be discharged from all further obligations hereunder.

     7. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

     8. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact of Purchaser while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

     9. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

     10. You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

     11. You shall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

     12. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder and may rely upon the advice of such counsel.

     13. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be Secretary of the Company or if you shall resign by written notice of each party. In the event of any such termination, the Company shall appoint any officer of the Company as successor Escrow Agent.

     14. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

     15. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

     16. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled.

     17. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

     18. This instrument shall be governed by and construed in accordance with the laws of the State of Florida.

     19. This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.


                                                 Very  truly  yours,

                                                 TMI  HOLDINGS,  INC.
                                                 By  ___________________________


ESCROW  AGENT:                                   PURCHASER:
__________________________                       _______________________________

                                    EXHIBIT C
                                    ---------
                   ACKNOWLEDGMENT OF AND AGREEMENT TO BE BOUND
                   -------------------------------------------

        BY THE NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT OF
        ----------------------------------------------------------------

                               TMI HOLDINGS, INC.
                               ------------------

     The  undersigned,  as  transferee  of  shares of TMI Holdings, Inc., hereby acknowledges  that  he  or  she has read and reviewed the terms of the Notice of

Exercise  and  Common  Stock Purchase Agreement of TMI Holdings, Inc. and hereby agrees  to  be  bound by the terms and conditions thereof, as if the undersigned had  executed  said  Agreement  as  an  original  party  thereto.

     Dated:  ____________________,  ____.

                                                 By  ___________________________

                                    EXHIBIT D
                                    ---------

                      ASSIGNMENT SEPARATE FROM CERTIFICATE
                      ------------------------------------

     FOR VALUE RECEIVED _________________________________ hereby sells, assigns and transfers unto _________________________ ________________________ (________)
shares of the Common Stock of TMI Holdings, Inc. (the "Company"), standing in ___________________ name on the books of the Company represented by Certificate No. ___________ herewith and hereby irrevocably constitutes and appoints
________________ Attorney to transfer said stock on the books of the Company with full power of substitution in the premises.

Dated:  ____________________,  ____.